UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2007

Calpine Generating Company, LLC

CalGen Finance Corp.

(Exact name of registrants as specified in their charters)

Delaware

(State or other jurisdiction of incorporation)

Commission File Numbers:

333-117335

333-117335-40

I.R.S. Employer Identification Numbers:

77-0555128

20-1162632

50 West San Fernando Street, San Jose, California 95113

717 Texas Avenue, Houston, Texas 77002

(Addresses of principal executive offices and zip codes)

Registrants’ telephone number, including area code: (408) 995-5115

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 — COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

As previously disclosed, Puget Sound Energy, Inc. (“PSE”) was the successful bidder at an auction on February 5, 2007, pursuant to procedures approved by the U.S. Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) in which our Chapter 11 cases are pending. In connection with the auction process, Goldendale Energy Center, LLC (“Goldendale”), an indirect wholly owned subsidiary of Calpine Generating Company, LLC, entered into an amended Membership Interests Purchase Agreement (the “MIPA”) with PSE to sell to PSE substantially all of the assets (the “Acquired Assets”) of the Goldendale Energy Center, an approximately 250-MW natural gas-fired combined-cycle power plant owned by Goldendale and located in Goldendale, Washington for approximately $120 million in cash plus the assumption by PSE of certain liabilities (the “Assumed Liabilities”). The Bankruptcy Court approved the MIPA on February 7, 2007, and on February 21, 2007 (the “Closing Date”), the sale was closed.

The Acquired Assets consist of all real property and entitlements owned by Goldendale and all personal property owned by Goldendale and used exclusively or primarily in connection with the operation of the facility, including spare parts, machinery, furniture and fixtures. Also included are all of Goldendale’s rights under customer and supplier contracts, service agreements, purchase orders, transmission agreements and equipment leases. The Assumed Liabilities include all of Goldendale’s liabilities and obligations under assigned contracts after the Closing Date, all liabilities and obligations for any taxes related to the Acquired Assets after the Closing Date, all environmental liabilities whether arising prior to or after the Closing Date and all liabilities and obligations arising as a result of the operation of the Acquired Assets after the Closing Date. Certain specifically excluded assets and liabilities remain with Goldendale.

At closing and pursuant to the MIPA, Goldendale created a new single member Delaware limited liability company (the “New LLC”) and transferred all of its right, title and interest in, to and under the Acquired Assets to New LLC, and PSE transferred the required proceeds to Goldendale, thereby purchasing 100% of the equity ownership interest in New LLC.

ITEM 2.05 — COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES

We estimate that we will incur approximately $1.5 million of various transaction fees including investment banking, legal and tax costs as a result of the sale, and we expect to record a pre-tax gain of approximately $30 million as a result of the sale.

The order of the Bankruptcy Court approving the sale also provides that we will not be required to repay any debt nor incur additional prepayment or redemption penalties related to our debt as a result of the sale of Goldendale assets.

ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Businesses Acquired.

Not Applicable

(b) Pro Forma Financial Information.

As disclosed in Item 2.01 of this 8-K, on February 21, 2007, we closed on the sale of substantially all of the assets of Goldendale to PSE. Upon closing of the sale, we no longer hold any interest or ownership in the Acquired Assets nor any operations of Goldendale related to the Acquired Assets. The pro forma financial information below gives effect to the disposition of such assets and operations of Goldendale, which will be accounted for as discontinued operations in accordance with Financial Accounting Standards Board Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.”

The unaudited Pro Forma Consolidated Condensed Statements of Operations are presented for the nine months ended September 30, 2006, and the years ended December 31, 2005, 2004 and 2003, and present our operations as if the transaction described above had occurred at January 1, 2003. An unaudited Pro Forma Consolidated Condensed Balance Sheet as of September 30, 2006, is also presented. The unaudited Pro Forma Consolidated Condensed Balance Sheet presents the property sale described above, as if it had occurred at September 30, 2006.

The unaudited Pro Forma Consolidated Condensed Financial Statements should be read in conjunction with our Financial Statements and related Notes included in our Report on Form 10-Q for the three and nine months ended September 30, 2006, and the Report on Form 10-K for the year ended December 31, 2005, filed with the Securities and Exchange Commission.

CALPINE GENERATING COMPANY, LLC

(a wholly owned subsidiary of Calpine Corporation)

(Debtor-in-Possession)

PRO FORMA CONSOLIDATING CONDENSED BALANCE SHEET

September 30, 2006

(Unaudited)

(In thousands)

ASSETS	Actual	Goldendale(1)	Pro Forma Adjustments		Final Pro Forma
Current assets:
Cash and cash equivalents	$378,394	$(3)	$118,202	(2) (3)	$496,593
Restricted cash, current	57	(55)	55	(2)	57
Accounts receivable, net of allowance of $5,284	39,349	(275)	275	(2)	39,349
Accounts receivable – related party, net of allowance of $102,816	27,505	34,661	(34,661	)(2)	27,505
Notes receivable, current portion	402	––	—		402
Inventories	22,547	(1,068)	––		21,479
Current derivative assets	14,093	—	—		14,093
Deferred tax asset	5,560	––	—		5,560
Prepaid and other current assets	25,332	(1,344)	1,344	(2)	25,332
Total current assets	513,239	31,916	85,215		630,370
Property, plant and equipment, net	4,933,533	(89,055)	––		4,844,478
Notes receivable, net of current portion	18,646	––	—		18,646
Restricted cash, net of current portion	95	(95)	95	(2)	95
Deferred financing costs, net	31,139	(1,429)	1,429	(4)	31,139
Other assets	55,612	(90)	––		55,522
Total assets	$5,552,264	$(58,753)	$86,739		$5,580,250

LIABILITIES & MEMBER’S EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$101,869	$(1,713)	$1,713	(5)	$101,869
Notes payable, current	168	––	—		168
Priority notes, term loans and other financings, current	2,510,827	(114,050)	114,050	(4)	2,510,827
Accrued interest payable	99,448	(4,564)	4,564	(4)	99,448
Other current liabilities	115	(14)	14	(5)	115
Total current liabilities	2,712,427	(120,341)	120,341		2,712,427
Notes payable, net of current portion	1,790	––	—		1,790
Deferred tax liability	90,747	(5,669)	70,842	(6)	155,920
Deferred revenue	11,003	––	—		11,003
Other liabilities	26,437	––	—		26,437
Total liabilities not subject to compromise	2,842,404	(126,010)	191,183		2,907,577
Liabilities subject to compromise	16,735	(615)	615	(5)	16,735
Commitments and contingencies
Member’s equity (deficit)	2,693,125	67,872	(105,059	)(7)	2,655,938
Total liabilities and member’s equity	$5,552,264	$(58,753)	$86,739		$5,580,250

____________

(1)	Assumes sale of Goldendale by CalGen on September 30, 2006 and includes all historical assets and liabilities of Goldendale.

CALPINE GENERATING COMPANY, LLC

(a wholly owned subsidiary of Calpine Corporation)

(Debtor-in-Possession)

(2)	Cash, receivables and prepayments existing prior to the sale of the Goldendale facility will remain with CalGen in accordance with the MIPA.
(3)	Reflects receipt of the Goldendale net sale proceeds.
(4)

Under the agreements governing the Notes and Term Loans, CalGen is obligated to offer to use the net proceeds from the sale of the Goldendale facility to repurchase the Notes and Term Loans. On January 17, 2007, the Bankruptcy Court approved a motion which no longer requires CalGen to use the Goldendale sale proceeds to offer to repurchase the Notes and Term Loans. The CalGen Secured Debt and related interest expense is allocated to all CalGen facilities. The debt, deferred financing costs and accrued interest payable presented represents Goldendale's allocable portion and will not be eliminated as a result of the disposition and CalGen does not expect to repay any portion of the CalGen Secured Debt with proceeds received from the sale.

(5)	Liabilities existing prior to the sale of the Goldendale facility will remain with CalGen except for environmental liabilities in accordance with the MIPA.
(6)

Approximately $70.8 million in additional deferred tax liabilities are expected resulting from changes in the valuation allowances related to the sale of the Goldendale assets. The calculation is made on a stand-alone basis for CalGen.

(7)	The net effect of proceeds received less the assets and liabilities sold and deferred tax liability created as a result of the sale.

CALPINE GENERATING COMPANY, LLC

(a wholly owned subsidiary of Calpine Corporation)

(Debtor-in-Possession)

PRO FORMA CONSOLIDATING CONDENSED STATEMENT OF OPERATIONS

For the Nine Months Ended September 30, 2006

(Unaudited)

(In thousands)

	Actual	Goldendale(1)	Pro Forma Adjustments	Final Pro Forma
Revenue:
Electricity and steam revenue – related party	$1,530,498	$(40,219)	$––	$1,490,279
Electricity and steam revenue – third party	345,886	(142)	––	345,744
Total electricity and steam revenue	1,876,384	(40,361)	––	1,836,023
Mark-to-market activity, net	(10,465)	—	––	(10,465)
Other revenue	6,301	—	––	6,301
Total revenue	1,872,220	(40,361)	––	1,831,859
Cost of revenue:			––
Plant operating expense	150,460	(9,906)	––	140,554
Fuel expense	1,356,709	(27,364)	––	1,329,345
Purchased power expense	12,900	—	––	12,900
Depreciation and amortization expense	121,316	(1,779)	––	119,537
Total cost of revenue	1,641,385	(39,049)	––	1,602,336
Gross profit (loss)	230,835	(1,312)	––	229,523
Long-term service agreement cancellation charge	1,500	—	––	1,500
Sales, general and administrative expense	11,823	(44)	––	11,779
Income (loss) from operations	217,512	(1,268)	––	216,244
Interest expense – third party	215,631	(9,834)	9,834 (2)	215,631
Interest (income)	(9,021)	—	––	(9,021)
Other expense (income), net	47	(252)	––	(205)
Income from continuing operations before reorganization items and income taxes	10,855	8,818	(9,834)	9,839
Reorganization items	5,664	—	––	5,664
Income from continuing operations before income taxes	5,191	8,818	(9,834)	4,175
Income taxes	17,463	(430)	30 (4)	17,063
Loss from continuing operations (3)	$(12,272)	$9,248	$(9,864)	$(12,888)

CALPINE GENERATING COMPANY, LLC

(a wholly owned subsidiary of Calpine Corporation)

(Debtor-in-Possession)

PRO FORMA CONSOLIDATING CONDENSED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2005

(Unaudited)

(In thousands)

	Actual	Goldendale(1)	Pro Forma Adjustments		Final Pro Forma
Revenue:
Electricity and steam revenue – related party	$2,183,998	$(77,128)	$––		$2,106,870
Electricity and steam revenue – third party	547,751	––	––		547,751
Total electricity and steam revenue	2,731,749	(77,128)	––		2,654,621
Mark-to-market activity, net	(11,358)	––	––		(11,358)
Other revenue	4,262	––	––		4,262
Total revenue	2,724,653	(77,128)	––		2,647,525
Cost of revenue:
Plant operating expense	218,918	(15,320)	––		203,598
Fuel expense	1,991,229	(60,379)	––		1,930,850
Purchased power expense	9,839	––	––		9,839
Depreciation and amortization expense	181,657	(8,140)	––		173,517
Operating plant and asset impairments	1,187,990	(226,500)	––		961,490
Provision for doubtful accounts	105,877	(753)	––		105,124
Total cost of revenue	3,695,510	(311,092)	––		3,384,418
Gross profit (loss)	(970,857)	233,964	––		(736,893)
Long-term service agreement cancellation charge	23,510	––	––		23,510
Sales, general and administrative expense	16,167	(648)	––		15,519
Income (loss) from operations	(1,010,534)	234,612	––		(775,922)
Interest expense – third party	240,556	(11,065)	11,065	(2)	240,556
Interest (income)	(4,848)	––	––		(4,848)
Other expense (income), net	4,140	(339)	––		3,801
Loss from continuing operations before income taxes	(1,250,382)	246,016	(11,065)		(1,015,431)
Income taxes	38,386	(7,553)	17,016	(4)	47,849
Loss from continuing operations (3)	$(1,288,768)	$253,569	$(28,081)		$(1,063,280)

CALPINE GENERATING COMPANY, LLC

(a wholly owned subsidiary of Calpine Corporation)

(Debtor-in-Possession)

PRO FORMA CONSOLIDATING CONDENSED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2004

(Unaudited)

(In thousands)

	Actual	Goldendale(1)	Pro Forma Adjustments		Final Pro Forma
Revenue:
Electricity and steam revenue – related party	$1,258,101	$(14,976)	$—		$1,243,125
Electricity and steam revenue – third party	456,013	—	—		456,013
Total electricity and steam revenue	1,714,114	(14,976)	—		1,699,138
Mark-to-market activity, net	(9,084)	—	—		(9,084)
Other revenue	3,307	—	—		3,307
Total revenue	1,708,337	(14,976)	—		1,693,361
Cost of revenue:
Plant operating expense	173,263	(3,225)	—		170,038
Fuel expense	1,181,959	(11,093)	—		1,170,866
Purchased power expense	3,308	—	—		3,308
Depreciation and amortization expense	151,720	(2,818)	—		148,902
Provision for doubtful accounts	5,355	—	—		5,355
Total cost of revenue	1,515,605	(17,136)	—		1,498,469
Gross profit (loss)	192,732	2,160	—		194,892
Long-term service agreement cancellation charge	3,754	—	—		3,754
Sales, general and administrative expense	11,540	(1,352)	—		10,188
Income (loss) from operations	177,438	3,512	—		180,950
Interest expense – Related party	72,173	(147)	––		72,026
Interest expense – third party	160,823	(2,777)	2,777	(2)	160,823
Interest (income)	(2,536)	—	—		(2,536)
Other expense (income), net	887	(74)	—		813
Loss from continuing operations before income taxes	(53,909)	6,510	(2,777)		(50,176)
Income taxes	(19,164)	2,314	(987	)(4)	(17,837)
Loss from continuing operations (3)	$(34,745)	$4,196	$(1,790)		$(32,339)

CALPINE GENERATING COMPANY, LLC

(a wholly owned subsidiary of Calpine Corporation)

(Debtor-in-Possession)

PRO FORMA CONSOLIDATING CONDENSED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2003

(Unaudited)

(In thousands)

	Actual	Goldendale(1)	Pro Forma Adjustments		Final Pro Forma
Revenue:
Electricity and steam revenue – related party	$779,162	$—	$—		$779,162
Electricity and steam revenue – third party	376,917	(3)	—		376,914
Total electricity and steam revenue	1,156,079	(3)	—		1,156,076
Other revenue	3,297	—	—		3,297
Total revenue	1,159,376	(3)	—		1,159,373
Cost of revenue:		—	—
Plant operating expense	129,705	—	—		129,705
Fuel expense	770,208	—	—		770,208
Purchased power expense	12,395	—	—		12,395
Depreciation and amortization expense	121,008	—	—		121,008
Provision for doubtful accounts	1,931	—	—		1,931
Total cost of revenue	1,035,247	—	—		1,035,247
Gross profit (loss)	124,129	(3)	—		124,126
Sales, general and administrative expense	5,638	—	—		5,638
Other operating expenses	173	(113)	—		60
Income from operations	118,318	110	—		118,428
Interest expense (income) – related party	255,687	(651)	—		255,036
Interest expense (income)– third party	57,004	(367)	367	(2)	57,004
Interest (income)	(2,061)	—	—		(2,061)
Other expense (income), net	203	(21)	—		182
Loss from continuing operations before income taxes	(192,515)	1,149	(367)		(191,733)
Income taxes	(68,576)	—	279	(4)	(68,297)
Loss from continuing operations (3)	$(123,939)	$1,149	$(646)		$(123,436)

____________

(1)	Assumes sale of Goldendale by CalGen on January 1, 2003.
(2)

Under the agreements governing the Notes and Term Loans, CalGen is obligated to offer to use the net proceeds from the sale of the Goldendale facility to repurchase the Notes and Term Loans. On January 17, 2007, the Bankruptcy Court approved a motion which no longer requires CalGen to use the Goldendale sale proceeds to offer to repurchase the Notes and Term Loans. The CalGen Secured Debt and related interest expense is allocated to all CalGen facilities. The interest expense presented represents Goldendale's allocable portion and will not be eliminated as a result of the disposition as CalGen does not expect to repay any portion of the CalGen Secured Debt with proceeds received from the sale.

(3)	Represents net loss from continuing operations after taxes and before discontinued operations and cumulative effect of a change in accounting principle.
(4)	Income taxes on pro forma adjustments as calculated to present CalGen income taxes on a stand-alone basis excluding the operations of Goldendale.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALPINE GENERATING COMPANY, LLC
CALGEN FINANCE CORP.

	By:	/s/ Charles B. Clark, Jr.
Charles B. Clark, Jr.
Chief Financial Officer and Treasurer

Date: February 27, 2007